UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 27, 2016

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(717) 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2016, Orrstown Financial Services, Inc. (the "Company") entered into a settlement agreement with the U.S. Securities and Exchange Commission ("SEC") resolving the previously disclosed investigation by the SEC of accounting and related matters at the Company for the periods ended June 30, 2010, to December 31, 2011. As part of the settlement of the SEC's administrative proceedings and pursuant to the cease-and-desist order, without admitting or denying the SEC's findings, the Company, its Chief Executive Officer, its former Chief Financial Officer, its Chief Accounting Officer and a former Executive Vice President and Chief Commercial Officer, have agreed to pay civil money penalties to the SEC.  The Company agreed to pay a civil money penalty of $1 million.  This civil money penalty has no current period financial impact on the Company's results, as a reserve for this amount was established and expensed in the second fiscal quarter of 2016.  In the settlement agreement with the SEC, the Company also agreed to cease and desist from committing or causing any violations and any future violations of Securities Act Sections 17(a)(2) and 17(a)(3) and Exchange Act Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B), and Rules 12b-20, 13a-1 and 13a-13 promulgated thereunder.
Joel R. Zullinger, Chairman of the Board of Directors, commented: "The Company is pleased that the SEC investigation is now concluded.  The Board of Directors has determined that entering into this settlement with the SEC is in the best interests of the Company and its shareholders. Settling in this matter will allow the Company and its leadership team to continue to focus on serving our local communities and our customers."
 A copy of the SEC's Order detailing the settlement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number  Description
99.1	Order Instituting Public Administrative Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 and Rule 240(a) of the Rules of Practice of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.
Date: September 27, 2016	By:	/s/ David P. Boyle
David P. Boyle Executive Vice President and Chief Financial Officer (Duly Authorized Representative)